Exhibit 10.1
Execution Version
PURCHASE AGREEMENT
Prestige Brands, Inc.
$250,000,000
8.125% Senior Notes due 2020
January 24, 2012
MORGAN STANLEY & CO. LLC
CITIGROUP GLOBAL MARKETS INC.
RBC CAPITAL MARKETS, LLC
   As Representatives of the Initial Purchasers
c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
Introductory. Prestige Brands, Inc. (the “Company”), a Delaware corporation and a direct wholly-owned subsidiary of Prestige Brands Holdings, Inc. (“Parent”), proposes to issue and sell to the several Initial Purchasers named in Schedule A (each an “Initial Purchaser” and together, the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $250,000,000 aggregate principal amount of the Company’s 8.125% Senior Notes due 2020 (the “Notes”). Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citi”) and RBC Capital Markets, LLC have agreed to act as the representatives of the several Initial Purchasers (in such capacity, the “Representatives”) in connection with the offering and sale of the Notes.
The Securities (as defined below) will be issued pursuant to an indenture to be dated as of January 31, 2012 (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a rider to a blanket letter of representations to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.
The Company has previously issued $250,000,000 in aggregate principal amount of its 8.25% Senior Notes due 2018 (the “Existing Notes”) pursuant to an indenture, dated as of March 24, 2010, between the Company, Parent, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that first supplemental indenture, dated as of November 1, 2010, between the Company, Parent, the guarantors listed on the signature pages thereto and the Trustee (as supplemented, the “Existing Notes Indenture”).
The holders of the Notes will be entitled to the benefits of a registration rights agreement to be dated as of January 31, 2012 (the “Registration Rights Agreement”), among the Company, the

Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective. All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Company and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.
The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) Parent and the subsidiary guarantors listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (the entities described in clauses (i) and (ii), collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”
In connection with the issuance of the Securities, the Company (i) will pay in full all amounts outstanding (including all accrued and unpaid interest) and terminate all commitments under its senior secured credit facility dated as of March 24, 2010, as amended (the “Existing Credit Facility”), and (ii) will enter into (I) a new senior secured term loan facility (the “New Secured Term Loan Facility”) and (II) a new asset-based revolving credit facility (the “New ABL Revolving Credit Facility”, together with the New Secured Term Loan Facility, the “New Credit Facilities”), among the Company, as borrower thereunder, Citibank, N.A. as Administrative Agent, and the lenders and guarantors party thereto. The net proceeds from the sale of the Securities, together with borrowings under the New Credit Facilities and cash on hand will be used to repay all amounts outstanding under the Existing Credit Facility and terminate the associated credit agreement and to finance the acquisition of certain OTC healthcare assets (the “GSK Brands”) by Parent pursuant to the Business Sale and Purchase Agreement I, dated December 20, 2011, by and among GlaxoSmithKline LLC, GlaxoSmithKline plc, certain other parties thereto and Parent (the “BSPA I”) and pursuant to the Business Sale and Purchase Agreement II, dated December 20, 2011, by and among GlaxoSmithKline LLC, GlaxoSmithKline plc, certain other parties thereto and Parent (the “BSPA II”, together with the BSPA I, the “Acquisition Agreements”), and to pay related fees and expenses.
Additionally, the Company will cause the Existing Notes to be equally and ratably secured with the New Secured Term Loan Facility.
The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time at which sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities

Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).
The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated January 18, 2012 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated January 24, 2012 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement, including those documents incorporated by reference therein, are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).
All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.
The Company hereby confirms its agreements with the Initial Purchasers as follows:
SECTION 1.Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):
(a)    No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
(b)    No Integration of Offerings or General Solicitation. None of the Company, its

affiliates (as such term is defined in Rule 501 under the Securities Act, hereinafter an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.
(c)    Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.
(d)    The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.
(e)    Company Additional Written Communications. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a

“Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in any Company Additional Written Communication.
(f)    Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)    The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.
(h)    The Registration Rights Agreement and DTC Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
(i)    Authorization of the Notes, the Guarantees and the Exchange Notes. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in the respective forms contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.
(j)    Authorization of the Indenture. The Indenture has been duly authorized by the Company and each Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
(k)    [Reserved.]
(l)    Description of the Securities and the Indenture. The descriptions of the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement contained in the Offering Memorandum conform in all material respects to the terms of the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement.
(m)    No Material Adverse Effect. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse effect, or any development that could reasonably be expected to result in a material adverse effect, on the condition (financial or otherwise), prospects, earnings, business or properties of Parent and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(n)    Independent Accountants of the Parent. PricewaterhouseCoopers LLP (US), which expressed its opinion with respect to certain of the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules of Parent and Blacksmith Brands Holdings, Inc., a Delaware corporation (“Blacksmith”) included in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by PricewaterhouseCoopers LLP (US) to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of Parent. The Company has no reason to believe that PricewaterhouseCoopers LLP (UK), who certified the financial statements and supporting schedules included in the Offering Memorandum with respect to the GSK Brands were not, with respect to such financial statements and supporting schedules, independent public accountants with respect to the GSK Brands as required by the Securities Act, the Exchange Act and the Public Accounting Oversight Board.
(o)    Preparation of the Financial Statements. Each of (i) the audited financial statements (including the notes thereto) of the Parent, (ii) the audited financial statements (including the notes thereto) of Blacksmith and its consolidated subsidiaries and (iii) the audited financial statements (including the notes thereto) of the GSK Brands, in each case, included in the Offering Memorandum present fairly in all material respects the financial position of the Parent, Blacksmith, and the GSK Brands, respectively, as of and at the dates indicated and the results of their operations and cash flows of Parent, Blacksmith and the GSK Brands, respectively, as of and at the date and for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as otherwise expressly stated in the Offering Memorandum and the related notes to such financial statements. The financial data set forth in the Offering Memorandum under the captions “Summary–Summary Historical and Pro Forma Consolidated Financial and Other Data of Prestige Brands Holdings, Inc.” and “Summary–Summary Historical Combined Financial Data of The GSK Brands” fairly present the information set forth therein on a basis consistent with that of the applicable audited financial statements contained in the Offering Memorandum. Except as may be stated in the Offering Memorandum, the pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included under the captions “Summary—Summary Historical and Pro Forma Consolidated Financial and Other Data of Prestige Brands Holdings, Inc.,” “Unaudited Pro Forma Combined Financial Data” and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transaction and circumstances referred to therein. The statistical and market‑related data and forward‑looking statements included or incorporated by reference in the Offering Memorandum are based on or derived from sources that Parent, the Company and their subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(p)    Incorporation and Good Standing of the Company, the Guarantors and each of their Subsidiaries. Each of the Company, the Guarantors and their respective subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture. Each of the Company, the Guarantors and their respective subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing (i) would not reasonably be expected to have a material adverse effect on the performance of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture, or the consummation of any of the transactions contemplated hereby or thereby or (ii) would not, individually or in the aggregate, result in a Material Adverse Effect. All the outstanding shares of capital stock or limited liability company interests of each of the Company, the Guarantors and each of their respective subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and, except with respect to liens securing the Existing Notes, the Existing Credit Facility and the New Credit Facilities, and as otherwise set forth in the Offering Memorandum, all outstanding shares of capital stock or limited liability company interests of each subsidiary are owned by Parent either directly or through wholly owned subsidiaries free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. Parent does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Parent’s Annual Report on Form 10‑K for the fiscal year ended March 31, 2011.

(q)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company, the Guarantors nor any of their respective subsidiaries is (i) in violation of its charter, bylaws or other constitutive document; (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company, any Guarantor or any of their respective subsidiaries is a party or by which it or any of them may be bound (including without limitation, the Existing Credit Facilities and the Existing Notes Indenture or to which any of the property or assets of the Company, any Guarantor or any of their respective subsidiaries is subject (each, an “Existing Instrument”)); or (iii) in violation under any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Guarantor or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Guarantor or any such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) above where such violation or Default, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company’s and each Guarantor’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the issuance and delivery of the Securities and the Exchange Securities, the consummation of any other of the transactions contemplated hereby and thereby and by the Offering Memorandum, and the performance by the Company or any Guarantor of its obligations hereunder or thereunder (x) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company, any Guarantor or any of their respective subsidiaries, (y) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, except for the Existing Credit Facility, result in the creation or imposition of any lien, charge or encumbrance, except for liens securing the Existing Notes and the New Credit Facilities, upon any property or assets of the Company, any Guarantor or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (z) will not result in the violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Guarantor or any of their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any Guarantor or any of their respective subsidiaries or any of its or their properties, as applicable, except, in the case of clauses (y) and (z) above, where such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges or encumbrances, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces of Canada and except such as may be required by the securities laws of the several states of the United States or provinces of Canada with respect to the Company’s obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Parent or any of its subsidiaries.

(r)    No Material Actions or Proceedings. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any Guarantor or any of their respective subsidiaries or properties is pending or, to the knowledge of Parent and the Company, threatened that would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto).
(s)    Intellectual Property Rights. Parent and its subsidiaries own, possess, license or otherwise have the right to use, all patents, trademarks, service marks, trade names, copyrights, Internet domain names (in each case including all registrations and applications to register same), inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of Parent’s and its subsidiaries’ business as now conducted and as currently proposed to be conducted (collectively, the “Intellectual Property”), except where the failure to own, possess, license or have the right to so use would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Offering Memorandum, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) Parent or one of its subsidiaries owns, or has the right to use, all the Intellectual Property free and clear in all material respects of all adverse claims, liens or other encumbrances; (ii) to the knowledge of Parent and the Company, there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the knowledge of Parent and the Company, threatened action, suit, proceeding or claim by any third party challenging Parent’s or its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of Parent and the Company, threatened action, suit, proceeding or claim by any third party challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts that would form a reasonable basis for any such claim; and (v) there is no pending or, to the knowledge of Parent and the Company, threatened action, suit, proceeding or claim by others that Parent or any subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other intellectual property rights of any third party, and the Company is unaware of any fact that would form a reasonable basis for any such claim.
(t)    All Necessary Permits, etc. Each of the Company, the Guarantors and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits or other authorizations would not reasonably be expected to have a Material Adverse Effect, and neither the Company, the Guarantors nor any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as discussed in the Offering Memorandum (exclusive of any amendment or supplement thereto).
(u)    Title to Properties. Each of the Company, the Guarantors and their respective subsidiaries owns or leases all such properties as are necessary to the conduct of their respective operations as presently conducted, except where the failure to own or lease a property or properties would not reasonably be expected to have a Material Adverse Effect.
(v)    Tax Law Compliance. Each of the Company, the Guarantors and each of their subsidiaries has filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or the non-payment of which would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto).
(w)    Company and Guarantors Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither the Company nor any Guarantor is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act and will each conduct its business in a manner so that it will not become subject to the Investment Company Act.
(x)    Insurance. Each of the Company, the Guarantors and their subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.
(y)    No Price Stabilization or Manipulation. None of the Company or any of the

Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(z)    Solvency. Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.
(aa)    Compliance with Sarbanes-Oxley. Parent and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
(bb)    Parent’s Accounting System. Parent and its subsidiaries, on a consolidated basis, maintain a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is in compliance with the Exchange Act and is designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Parent’s independent registered public accounting firm and the Audit Committee of the Board of Directors of Parent have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which could adversely affect Parent’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in Parent’s internal control over financial reporting; and since the date of the most recent evaluation of such internal control, there have been no significant changes in internal control or in other factors that could significantly affect internal control, including any corrective actions with regard to significant deficiencies and material weaknesses.
(cc)    Disclosure Controls and Procedures. Parent has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15e and 15d-15 under the Exchange Act) that are designed to ensure that material information relating to Parent and its subsidiaries is made known to the chief executive officer and chief financial officer of Parent by others within Parent or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system.
(dd)    Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.
(ee)    Compliance with and Liability under Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each of Parent and its subsidiaries and their respective operations and facilities, and to the knowledge of Responsible Officers (defined below) of the Parent and the Company the operations, real property and other assets of the persons providing manufacturing, warehousing and/or distribution services to Parent and each of its subsidiaries (in each case solely to the extent related to the performance of such services) (“Service Contractors”), and their respective operations and facilities, are in compliance with, and not subject to any known liabilities under, applicable Environmental Laws, which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of their respective businesses, properties and facilities under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither Parent nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that Parent or any of its subsidiaries is in violation of any Environmental Law; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which Parent has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of Parent or any of its subsidiaries based on or pursuant to any Environmental Law pending or, to the knowledge of Parent and the Company, threatened against Parent or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law Parent or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither Parent nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by Parent or any of its subsidiaries; and (vi) there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release or threatened Release of any Material of Environmental Concern or distribution of any product, that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of Parent or any of its subsidiaries, or to the knowledge of the Responsible Officers of the Parent and the Company on the part of any Service Contractor, including without limitation, any such liability which Parent or any of its subsidiaries has retained or assumed either contractually or by operation of law.
For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the common law and all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health, including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, and pesticides, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. For purposes of this Section 1(ee) only, “Responsible Officer” means, with respect to any person, any of the principal executive officers, managing members or general partners of such person but, in any event, with respect to financial matters, the chief financial officer of such person.
(ff)    ERISA Compliance. Parent and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by Parent, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of Parent and the Company, each “multiemployer plan” (as defined in Section 4001 of ERISA)) to which Parent, its subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to Parent or a subsidiary of Parent, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which Parent or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by Parent, its subsidiaries or any of their ERISA Affiliates. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by Parent, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither Parent, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by Parent, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
(gg)    Compliance with Labor Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the knowledge of Parent and the Company, threatened against Parent or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the knowledge of Parent and the Company, threatened, against Parent or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of Parent and the Company, threatened against Parent or any of its subsidiaries and (C) no union representation question existing with respect to the employees of Parent or any of its subsidiaries and, to the knowledge of Parent and the Company, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.
(hh)    Related Party Transactions. No relationship, direct or indirect, exists between or among any of Parent or any Affiliate of Parent, on the one hand, and any director, officer, member, stockholder, customer or supplier of Parent or any Affiliate of Parent, on the other hand, which would be required by Item 404 of the Commission’s Regulation S-K to be disclosed which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by Parent or any Affiliate of Parent to or for the benefit of any of the officers or directors of Parent or any Affiliate of Parent or any of their respective family members.
(ii)    No Unlawful Contributions or Other Payments. Neither Parent nor any of its subsidiaries, nor any director, officer, or, to the knowledge of Parent and the Company, any employee, nor, to Parent’s knowledge, any agent or representative of Parent or of any of its subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any (i) “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) or (ii) to any “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended) or any foreign political party or official thereof or any candidate for foreign political office, in each case, to influence official action or secure an improper advantage; and Parent and, to the knowledge of Parent, its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.
(jj)    Compliance with Anti-Money Laundering Laws. The operations of Parent and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Parent, threatened.
(kk)    Compliance with Foreign Laws. (i) Parent represents that neither Parent nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:
(A)    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”),

nor,
(B)    located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).
(ii)    The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B)    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)    The Entity represents and covenants that, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ll)    Regulation S. The Company, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 of Regulation S. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.
Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.
SECTION 2.    Purchase, Sale and Delivery of the Securities.
(a)    The Securities. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 97.50% of the principal amount thereof, payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b)    The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on January 31, 2012, or such other time and date as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.
(c)    Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.
(d)    Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:
(i)    this Agreement has been duly authorized, executed and delivered by each Initial Purchaser;
(ii)    it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;
(iii)    it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and
(iv)    it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.
SECTION 3.    Additional Covenants. Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:
(a)    Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company shall prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the

Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement and such other immaterial changes as may be mutually agreed. The Company shall not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Company shall not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representatives shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company shall furnish to the Representatives a copy of such written communication for review and shall not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object.
(b)    Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3 hereof), file with the Commission and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.
Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the judgment of the Representatives, the Representatives or any of their Affiliates are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.
The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.
(c)    Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.
(d)    Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representatives, and shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the Guarantors will be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company shall advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.
(e)    Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.
(f)    The Depositary. The Company shall cooperate with the Initial Purchasers and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
(g)    Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, Parent shall file, on a timely basis, with the Commission and the New York Stock Exchange (the “NYSE”) all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when Parent is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, Parent shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information satisfying the requirements of Rule 144A(d), except to the extent such requirement is modified in the Indenture.

(h)    Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Company will not, without the prior written consent of Morgan Stanley and Citi (which consent may be withheld at the sole discretion of either Morgan Stanley or Citi), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and to register the Exchange Securities).
(i)    [Reserved.]
(j)    No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.
(k)    No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.
(l)    No Restricted Resales. The Company will not, and will not permit any of its Affiliates to resell any of the Notes that have been reacquired by any of them.
(m)    Legended Securities. Each certificate for a Security will bear the legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.
Except as provided in clause (h), the Representatives on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.
SECTION 4.    Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, the Parent’s independent public or certified public accountants and other advisors, (iv) all fees and expenses of Blacksmith’s independent public or certified public accountants, (v) all fees and expenses of the independent public or certified public accountants with respect to the GSK Brands, (vi) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Notes and Guarantees, (vii) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (ix) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (x) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the Financial Industry Regulatory Authority (“FINRA”), if any, of the terms of the sale of the Securities or the Exchange Securities, (xi) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement and (xii) all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
SECTION 5.    Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made, and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:
(a)    Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from each of (i) PricewaterhouseCoopers LLP (US), the independent registered public accounting firm for the Parent and for Blacksmith and (ii) PricewaterhouseCoopers LLP (UK), the independent registered public accounting firm for the GSK Brands, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, covering the financial information of the Parent and its subsidiaries, Blacksmith and its subsidiaries and the GSK Brands, as applicable, in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information of the Parent and its subsidiaries, Blacksmith and its subsidiaries and the GSK Brands, as applicable, in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 5 days prior to the Closing Date.
(b)    No Material Adverse Effect or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
(i)    in the judgment of the Representatives there shall not have occurred any Material Adverse Effect; and
(ii)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.
(c)    Opinion of Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the opinion of Kirkland & Ellis LLP, counsel for the Company, dated as of the Closing Date, the form of which is attached as Exhibit A.
(d)    Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of the Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.
(e)    Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:
(i)    for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Effect;
(ii)    the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and
(iii)    the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
(f)    Indenture; Registration Rights Agreement. The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof. The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial

Purchasers shall have received such executed counterparts.
(g)    Acquisition of the GSK Brands. Contemporaneous with the Closing, the acquisition of the GSK Brands shall have been consummated pursuant to the BSPA I.
(h)    New Credit Facilities; Release of Collateral; Use of Proceeds. Contemporaneous with the Closing, (i) the New Credit Facilities shall have been entered into by the parties thereto in form and substance reasonably satisfactory to the Initial Purchasers and the New Credit Facilities shall be in full force and effect and (ii) the Company shall have received not less than $660,000,000 gross proceeds from the term loans thereunder. Contemporaneous with the Closing, the Company shall have applied the net proceeds from such term loans and from the sale of the Securities, and cash on hand, to repay all amounts outstanding under the Existing Credit Facility, which shall be terminated, all security interests in collateral securing amounts outstanding under the Existing Credit Facility shall have been released pursuant to documentation satisfactory to the Initial Purchasers (or arrangements for such release satisfactory to the Initial Purchasers shall have been made) and the acquisition of the GSK Brands.
(i)    Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.
SECTION 6.    Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or clauses (i) or (iv) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
SECTION 7.    Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:
(a)    Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.
(b)    The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.
(c)    Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (C) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), (2) AGREES THAT IT WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS

EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.
SECTION 8.    Indemnification.
(a)    Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such Affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Initial Purchaser or such Affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.
(b)    Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein; and to reimburse the Company, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representatives have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the fourth paragraph and the third sentence of the seventh paragraphs under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
(c)    Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced (through the forfeiture of substantive rights and defenses) as a result of such failure and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party otherwise than under the provisions of this Section 8 and Section 9. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), approved by the indemnifying party (the Representatives in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
(d)    Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.
SECTION 9.    Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this

Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.
The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.
SECTION 10.    Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; or (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Effect. Any termination pursuant to this Section 10 shall be without liability on the part of (x) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (y) any Initial Purchaser to the Company or any Guarantor, or (z) other than as provided in the preceding clauses (x) and (y), any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.
SECTION 11.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
SECTION 12.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:
If to the Initial Purchasers:

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Facsimile: (212) 761-4000
Attention: High Yield Syndicate Desk
with copies to (which shall not constitute notice):
Morgan Stanley & Co. LLC
Legal Department
1221 Avenue of the Americas
New York, New York 10020
Attention: High Yield Debt Coverage

with copies to (which shall not constitute notice):

Cahill Gordon & Reindel LLP
80 Pine Street
New York, New York 10005
Facsimile: (212) 269-5420
Attention: Jennifer Ezring
Corey Wright
If to the Company or the Guarantors:

Prestige Brands, Inc.
90 North Broadway
Irvington, NY 10533
Facsimile: (914) 524-6821
Attention: Ronald M. Lombardi
with copies to (which shall not constitute notice):

Prestige Brands, Inc.
90 North Broadway
Irvington, NY 10533
Facsimile: (914) 524-7488
Attention: Eric S. Klee

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Facsimile: (212) 446-4900
Attention: Joshua N. Korff
Jason K. Zachary

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others in the manner as provided in this Section 12.
SECTION 13.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
SECTION 14.    Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

SECTION 15.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
SECTION 16.    Governing Law Provisions; Waiver to Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF SERVICES HEREUNDER.
Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.
SECTION 17.    Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be affected.
As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
SECTION 18.    No Advisory or Fiduciary Responsibility. Each of the Company and each Guarantor acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any Guarantor or any of their respective Affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.
SECTION 19.    General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
PRESTIGE BRANDS, INC.

By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE PERSONAL CARE HOLDINGS, INC.
PRESTIGE PERSONAL CARE, INC.
PRESTIGE SERVICES CORP.
PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE BRANDS INTERNATIONAL, INC.
MEDTECH HOLDINGS, INC.
MEDTECH PRODUCTS INC.
THE CUTEX COMPANY
THE DENOREX COMPANY
THE SPIC AND SPAN COMPANY
BLACKSMITH BRANDS, INC.,
as Guarantors

By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
RBC Capital Markets, LLC
Acting on behalf of itself and as the Representatives of the several Initial Purchasers
By: Morgan Stanley & Co. LLC

By: /s/ James E. Bonetti
Name: James E. Bonetti
Title: Authorized Signatory

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Morgan Stanley & Co. LLC	$100,000,000
Citigroup Global Markets Inc.	100,000,000
RBC Capital Markets, LLC	25,000,000
Deutsche Bank Securities Inc.	25,000,000
Total	$250,000,000

EXHIBIT A
Opinion of counsel for the Company to be delivered pursuant to Section 5 of the Purchase Agreement.
We are issuing this letter in our capacity as special counsel for and at the request of Prestige Brands, Inc., a Delaware corporation (the “Company”), and the entities listed on Exhibit A hereto (the “Guarantors”), in response to the requirement in Section 5(c) of the Purchase Agreement, dated January 24, 2012 (the “Purchase Agreement”), among the Company, the Guarantors and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Deutsche Bank Securities, Inc. (collectively, the “Initial Purchasers” and herein being called “you”) relating to the issuance and sale by the Company to the Initial Purchasers of up to $250,000,000 in aggregate principal amount of the Company’s 8.125% Senior Notes due 2020 (the “Securities”) and the guarantees thereon (the “Guarantees”) to be issued under the Indenture, dated as of the date hereof (the “Indenture”), by and among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”). Every term which is defined or given a special meaning in the Purchase Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Purchase Agreement.
In connection with the preparation of this letter, we have among other things read:
(a)    the Preliminary Offering Memorandum of the Company, dated January 18, 2012, covering the offer and sale of the Securities, as supplemented or amended by the pricing supplement, dated January 24, 2012, containing the terms of the Securities (collectively, the “Time of Sale Information”);
(b)    the Offering Memorandum of the Company, dated January [●], 2012, covering the offer and sale of the Securities (the “Offering Memorandum”);
(c)    an executed copy of the Purchase Agreement;
(d)    an executed copy of the Indenture;
(e)    an executed copy of the Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Guarantors and the Initial Purchasers (the “Registration Rights Agreement”);
(f)    a specimen certificate of the Securities to be delivered on the date hereof;
(g)    a form of Notation of Guarantee;

(h)    copies of the agreements listed on Exhibit B hereto (collectively, the “Specified Contracts”);
(i)    the Company’s amended and restated certificate of incorporation, as certified by the Secretary of State of the State of Delaware on January [●], 2012 (the “Certificate of Incorporation”);
(j)    a certificate from the Secretary of State of the State of Delaware as to the good standing of the Company, dated January [●], 2012, and a facsimile bring down thereof dated the date hereof (the “Delaware Certificate”);
(k)    the Company’s amended and restated by-laws, as currently in effect, as certified by the Secretary of the Company (the “By-laws”);
(l)    a certified copy of the written consents adopted by the board of directors of the Company on January [●], 2012, and a certified copy of resolutions adopted by the Pricing Committee of the Company on January [●], 2012;
(m)    a certified copy of the written consents adopted by the board of directors of the Company on January [●], 2012;
(n)    the Officer’s Certificate of the Company, dated the date hereof, delivered pursuant to Section [5(e)] of the Purchase Agreement;
(o)    each of the Delaware Guarantors’ (as defined below) certificates of incorporation or other organizational documents, as certified by the Secretary of State of the State of Delaware on the dates set forth therein (the “Delaware Guarantor Organizational Documents”);
(p)    a certificate from the Secretary of State of the State of Delaware of each such Delaware Guarantor (as defined below) as to the good standing of each of the Delaware Guarantors, dated as of the dates set forth thereon and a facsimile bring down thereof dated the date hereof (the “Delaware Guarantor Certificates”);
(q)    each of the Delaware Guarantor’s (as defined below) bylaws or similar governing documents, as currently in effect, as certified by the Secretary of each of the Delaware Guarantors (as defined below) (the “Opinion Guarantor By-laws”);
(r)    certified copies of the written consents adopted by the board of directors, board of managers or member, as applicable, of each of the Guarantors on January [●], 2012;

(s)    copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Securities under the Purchase Agreement; and
(t)    such other documents, records and other instruments as we have deemed necessary or appropriate in order to deliver the opinions set forth herein
The term “Transaction Documents” is used in this letter to refer collectively to the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Guarantees. The entities listed on Exhibit A hereto, other than Prestige Brands International, Inc., a Virginia corporation, and Prestige Brands Holdings, Inc., a Virginia corporation (the “Virginia Guarantors”), are collectively referred to herein as the “Delaware Guarantors.” The notes contemplated by the Registration Rights Agreement to be offered to holders of Securities in exchange for the Securities are referred to herein as the “Exchange Securities.”
Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1	The Company and each of the Delaware Guarantors is a corporation existing and in good standing under the General Corporation Law of the State of Delaware (“DGCL”).
2
The Company and each of the Delaware Guarantors has the corporate power to enter into and perform their respective obligations under the Transaction Documents to which it is a party and to conduct its business as described in the Offering Memorandum.

3	The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.
4	The Purchase Agreement has been duly executed and delivered by the Virginia Guarantors (to the extent execution and delivery are governed by New York law).
5
The Indenture has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors, and duly executed and delivered by the Virginia Guarantors (to the extent execution and delivery are governed by New York law). Assuming due execution and delivery of the Indenture by the Trustee, the Indenture is a valid and binding obligation of the Company and each of the Guarantors, and is enforceable against the Company and each of the Guarantors in accordance with its terms.

6
The Securities have been duly authorized, executed and delivered by the Company, and when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the due authentication and delivery of the Securities by the Trustee in accordance with the Indenture), will constitute “Notes” under the terms of the Indenture, will constitute the valid and binding obligations of the Company, and will be enforceable against the Company in accordance with their terms.

7
The Registration Rights Agreement has been duly executed and delivered by the Virginia Guarantors (to the extent execution and delivery are governed by New York law), and duly authorized, executed and delivered by the Company and the Delaware Guarantors and assuming due execution by the Initial Purchasers, the Registration Rights Agreement is a valid and binding obligation of the Company and the Guarantors and is enforceable against the Company and the Guarantors in accordance with its terms.

8
The execution and delivery of the Transaction Documents by the Company and each of the Guarantors to which each is a party, the consummation of the transactions contemplated thereby, and the performance by each of the Company and the Guarantors of their respective obligations thereunder (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the application of the net proceeds therefrom as described in the Offering Memorandum under the caption “Use of Proceeds”) do not and will not (i) conflict with or violate any of the terms or provisions of the charter, by-laws or other organizational documents of the Company or any Delaware Guarantor, (ii) result in any breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any Specified Contracts (it being expressly understood that in each case we express no opinion as to compliance with any financial covenant or test or cross-default provision in any Specified Contract), (iii) violate or conflict with any judgment, decree or order identified to us by the Company (we note that none were identified) of any court or any judicial, regulatory or other legal or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, and (iv) violate any Specified Law, except in the case of clause (ii), for any such conflict, breach, violation or default which has been waived by the party or parties with power to waive such conflict, breach, violation or default. (The advice in this paragraph is referred to herein as the “No Conflicts Opinion”).

9
No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under any Specified Law (as defined below) is required to be obtained by the Company or any Guarantor with respect to the issuance and sale by the Company of the Securities to the Initial Purchasers, the issuance of the Guarantees by the Guarantors or the performance by the Company and the Guarantors of their obligations under the Transaction Documents. (The advice in this paragraph is referred to herein as the “No Consent Opinion”).

10
No registration under the Securities Act of the Securities or the Guarantees is required in connection with the sale of the Securities or the Guarantees to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum, and the Indenture is not required to be qualified under the Trust Indenture Act, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Securities Act, or persons that the Initial Purchasers and any person acting on behalf of the Initial Purchasers reasonably believed to be qualified institutional buyers, or persons other than U.S. persons in connection with offers and sales made in reliance upon Regulation S under the Securities Act, (ii) the accuracy and completeness of the Initial Purchasers’ representations set forth in Section [2(d)] of the Purchase Agreement (including Annex I thereto), and those of the Company and the Guarantors set forth in the Purchase Agreement regarding, among other things, the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resales thereof, and (iii) the compliance with the procedures set forth in the Purchase Agreement by the Initial Purchasers and the Company and the Guarantors.

11
The statements set forth in the Time of Sale Information and the Offering Memorandum under the headings “Description of the Notes”, “Exchange Offer; Registration Rights” and “Certain U.S. Federal Income Tax Considerations” to the extent that it summarizes laws, governmental rules or regulations or documents referred to therein is correct in all material respects.

12
Neither the Company nor any of the Guarantors is and, immediately after the issuance of the Securities to the Initial Purchasers and application of the net proceeds therefrom as described in the Offering Memorandum under the caption “Use of Proceeds,” will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
Except for the activities described in this letter, we have not undertaken any investigation to determine the facts upon which the advice in this letter is based.

We have not undertaken any search of court records for purposes of this letter. We have assumed for purposes of this letter: (i) each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the parties thereto had the power, corporate or other, to enter into and perform all obligations thereunder; that each such document was duly authorized by all requisite corporate action of parties and that such documents were duly executed and delivered by each party thereto other than the Company and the Guarantors; (ii) that the Purchase Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumption in this clause with respect to the Company and the Delaware Guarantors); (iii) that each party to any document is in good standing and duly incorporated or organized under the laws of the state of its incorporation or organization (except that we make no such assumption in this clause with respect to the Company and the Delaware Guarantors); and (iv) that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter. We have also made other assumptions which we believe to be appropriate for purposes of this letter.
In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Purchase Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Company and the Guarantors or their representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of numbered paragraph [1], we have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates.
While we have reviewed certain corporate records and other documents specifically identified at the beginning of this letter as having been read by us, we have not, except as explicitly indicated in numbered paragraph [11] above, undertaken any other investigation to determine the facts upon which the advice in this letter is based. We can, however, confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention, such advice is based entirely on the actual knowledge at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis LLP at that time who have devoted substantive attention to the negotiation or preparation of the Transaction Documents, the Time of Sale Information and the Offering Memorandum, and the due diligence associated therewith, after consultation with the other lawyers in our firm who spent substantial time representing the Company on other matters.
Each opinion (an “enforceability opinion”) in this letter that any particular contract is a valid and binding obligation or is enforceable in accordance with its terms is subject to: (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity; and (iii) other commonly recognized statutory and judicial constraints on enforceability including statutes of limitations. In addition, we do not express any opinion as to the enforceability of any rights to contribution or indemnification which may be violative of public policy underlying any law, rule or regulation (including federal or state securities law, rule or regulation).

“General principles of equity” include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; principles which may permit a party to cure a material failure to perform its obligations; and principles affording equitable defenses such as waiver, laches and estoppel. It is possible that terms in a particular contract covered by our enforceability opinion may not prove enforceable for reasons other than those explicitly cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent the party entitled to enforce that contract from realizing the principal benefits purported to be provided to that party by the terms in that contract which are covered by our enforceability opinion.
The enforceability opinion related to the Guarantees is further subject to the effect of rules of law that may render guarantees unenforceable under circumstances where, in the absence of an effective consent or waiver by the Guarantors (as to which we express no opinion herein), actions, failures to act or waivers, amendments or replacement of the Indenture or the Securities so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between the Trustee and the Company or the Guarantors, which is substantially and materially different from that presently contemplated by the Indenture and the Securities.
Except as set forth in the following sentences of this paragraph, our advice on every legal issue addressed in this letter is based exclusively on the internal law of the State of New York, the DGCL or the federal law of the United States (except that we do not opine as to the federal securities laws with respect to the No Conflicts Opinion and the No Consent Opinion), without our having made any investigation as to the applicability of any specific law unless such advice specifically references a specific law (the “Specified Laws”), and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. None of the opinions or other advice contained in this letter considers or covers, and the term “Specified Law” does not include: (i) any antifraud laws, rules or regulations, (ii) any state securities (or “blue sky”) laws, rules or regulations, (iii) any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information derived therefrom set forth in (or omitted from) the Offering Memorandum, (iv) any laws, rules or regulations of the Financial Industry Regulatory Authority, Inc; and (v) any laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Purchase Agreement including any regulatory laws or requirements specific to the industry in which you or the Company is engaged. We note that we are not admitted to practice in Delaware and as such, our opinions are based solely on our review of the General Corporation Law of the State of Delaware and for purposes of this opinion is limited to our review of the statutory provisions of such act as published by Aspen Law & Business, as supplemented through [●], without regard to any regulations promulgated thereunder or any judicial or administrative interpretations thereof. In our opinion, New York state courts would apply New York state law to resolve state law issues arising under the Transaction Documents. We express no opinion as to what law might be applied by any other courts to resolve any issue addressed by our opinion and we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually be applied to resolve issues which may arise under the Transaction Documents. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case and would also depend on how the court involved chose to exercise the wide discretionary authority generally available to it. This letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.
In addition, none of the opinions or other advice contained in the letter covers or otherwise addresses any of the following types of provisions which may be contained in the Transaction Documents: (i) provisions mandating contribution towards judgments or settlements among various parties; (ii) waivers of benefits and rights to the extent they cannot be waived under applicable law; (iii) provisions providing for liquidated damages, late charges and prepayment charges, in each case if deemed to constitute penalties; (iv) provisions that might require indemnification or contribution in violation of general principles of equity or public policy, including, without limitation, indemnification or contribution obligations that arise out of the failure to comply with applicable state or federal securities laws; or (vi) requirements in the Transaction Documents specifying that provisions thereof may only be waived in writing (these provisions may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents). This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Purchase Agreement.
* * *
IRS CIRCULAR 230 DISCLOSURE: To ensure compliance with requirements imposed by the U.S. Internal Revenue Service, we inform you that any tax advice contained in this opinion (including any attachments) was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax related penalties under the U.S. Internal Revenue Code. The tax advice contained in this opinion (including any attachments) was written to support the promotion or marketing of the transactions or matters addressed by the opinion. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

* * *
This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.
This letter may be relied upon by the Initial Purchasers solely in your capacity as initial purchasers in connection with the sale of the Securities and the Guarantees to you pursuant to the Purchase Agreement occurring today. Without our written consent: (i) no person (including any person that acquires any Securities from you) other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, offering memorandum, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.
Very truly yours,

KIRKLAND & ELLIS LLP

EXHIBIT A
Opinion Guarantors

Name of Entity	State or Jurisdiction of Organization

Prestige Brands Holdings, Inc.	Delaware
Prestige Personal Care Holdings, Inc.	Delaware
Prestige Personal Care, Inc.	Delaware
Prestige Services Corp.	Delaware
Prestige Brands International, Inc.	Virginia
Prestige Brands Holdings, Inc.	Virginia
Medtech Holdings, Inc.	Delaware
Medtech Products Inc.	Delaware
The Cutex Company	Delaware
The Denorex Company	Delaware
The Spic and Span Company	Delaware
Blacksmith Brands, Inc.	Delaware

EXHIBIT B
Material Contracts

1.
Term Loan Credit Agreement, dated January [31], 2012, among Prestige Brands Holdings, Inc., Prestige Brands, Inc., the Guarantors party thereto from time to time, Citibank, N.A., as administrative agent, and the other lenders party thereto from time to time, Citigroup Global Markets, Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc., as syndication agent, and RBC Capital Markets, as documentation agent.

2.
ABL Credit Agreement, dated January [31], 2012, among Prestige Brands Holdings, Inc., Prestige Brands, Inc., the Guarantors party thereto from time to time, Citibank, N.A., as administrative agent, Citibank, N.A., as L/C issuer and swing line lender, and the other lenders party thereto from time to time, Citigroup Global Markets, Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc., as syndication agent, and RBC Capital Markets, as documentation agent.

3.
Indenture, dated March 24, 2010, between Prestige Brands, Inc., Prestige Brands Holdings, Inc., the Guarantors party thereto and U.S. Bank National Association, as trustee, as supplemented by that first supplemental indenture, dated November 1, 2010, between Prestige Brands, Inc., Prestige Brands Holdings, Inc., the Guarantors listed on the signature pages thereto and the Trustee.

ANNEX I
Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:
Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.
Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”
Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.